UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 1, 2023

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	1-38962	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045
(Address of Principal Executive Offices, Including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FI	The New York Stock Exchange
1.125% Senior Notes due 2027	FI27	The New York Stock Exchange
1.625% Senior Notes due 2030	FI30	The New York Stock Exchange
2.250% Senior Notes due 2025	FI25	The New York Stock Exchange
3.000% Senior Notes due 2031	FI31	The New York Stock Exchange
4.500% Senior Notes due 2031	FI31A	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2023, the board of directors of Fiserv, Inc. (the “Company”) appointed Charlotte Yarkoni to the board of directors of the Company. The Company’s board of directors has determined that Ms. Yarkoni is independent under the rules of the New York Stock Exchange and the rules and regulations of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). Board committee membership for Ms. Yarkoni has not been determined at this time.

Ms. Yarkoni, age 53, has served as President of Commerce, Ecosystems, Cloud & AI of Microsoft Corporation (“Microsoft”), a global technology provider, since 2022, and previously served as Vice President and Chief Operating Officer, Cloud and AI of Microsoft from 2021 to 2022, and Vice President, Commerce and Ecosystems of Microsoft from 2016 to 2021. Prior to joining Microsoft, from 2013 to 2016, Ms. Yarkoni served as President of Telstra Software Group, a strategic global software business. Ms. Yarkoni does not currently serve as a director of another public company. At this time, there are no transactions in which Ms. Yarkoni has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

Ms. Yarkoni will (i) participate in the Company’s standard non-employee director compensation arrangements set forth on the Non-Employee Director Compensation Schedule filed as Exhibit 10.32 to the Company’s Annual Report on Form 10-K filed on February 23, 2023, and (ii) be eligible to participate in the Fiserv, Inc. Non-Employee Director Deferred Compensation Plan filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 1, 2017. In connection with her appointment, Ms. Yarkoni will enter into the Company’s Non-Employee Director Indemnity Agreement, a form of which was filed as Exhibit 10.37 to the Company’s Annual Report on Form 10-K filed on February 28, 2008. A description of Fiserv’s non-employee director compensation arrangements can be found in the section titled “Our Board of Directors-How We Are Paid” in Fiserv’s definitive proxy statement for its 2023 annual meeting of shareholders filed on April 4, 2023, and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: August 1, 2023	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer